UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

RenaissanceRe Holdings Ltd.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V85629-P45258  *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.  RENAISSANCERE HOLDINGS LTD. 12 CROW LANE  PEMBROKE HM19, BERMUDA  RENAISSANCERE HOLDINGS LTD.  2026 Annual General Meeting  Vote by May 4, 2026  11:59 PM ET  You invested in RENAISSANCERE HOLDINGS LTD. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 5, 2026.  Get informed before you vote  View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s)  by requesting prior to April 21, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote in Person at the Meeting*  May 5, 2026  8:30 AM ADT  RenaissanceRe Holdings Ltd. 12 Crow Lane  Pembroke HM 19 Bermuda

Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  V85630-P45258  1. Election of Directors  For  Nominees:  1a.  James L. Gibbons  1b.  Shyam Gidumal  For  1c.  Stephen C. Hooley  For  1d.  Torsten Jeworrek  For  2. To approve, by a non-binding advisory vote, the compensation of the named executive officers of RenaissanceRe Holdings Ltd. as disclosed in the proxy statement.  For  3. To approve the RenaissanceRe Holdings Ltd. 2026 Long-Term Incentive Plan.  For  4. To approve the appointment of PricewaterhouseCoopers Ltd. as the independent registered public accounting firm of RenaissanceRe Holdings Ltd. for the 2026 fiscal year and to refer the determination of the auditor’s remuneration to the Board of Directors.  For  NOTE: PLEASE VOTE, DATE AND SIGN THE PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  Voting Items  Board Recommends